SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                 Date of Report: June 12, 1998



                   MAXICARE HEALTH PLANS, INC.
     (Exact name of registrant as specified in its charter)

        Delaware            0-12024        95-3615709
        (State or other     (Commission    (IRS Employer
        jurisdiction of     File Number)   Identification No.)
        incorporation)



                   1149 South Broadway Street
                     Los Angeles, California
            (Address of principal executive offices)





                              90015
                           (Zip Code)



                          (213) 765-2000
      (Registrant's telephone number, including area code)



                         Not  Applicable
  (Former name or former address, if changed since last report)

Item 5. Other Events

On June 12,  1998,  Maxicare  Health  Plans,  Inc.  issued a news
release  announcing  non-cash   adjustments   to  1997  and  1995
financial results and related restatement of financial statements for the years ended December 31, 1995, 1996, and 1997.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

        (a)  Financial Statements of Businesses Acquired.
             None.

        (b)  Pro Forma Financial Information.
             None.

        (c)  Exhibits.

             Exhibit No. 99.9 - News release announcing non-cash adjustments to 1997 and 1995 financial results.

                           SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MAXICARE HEALTH PLANS, INC.
                        (Registrant)


                        By:/s/ Richard A. Link
                            Richard A. Link
                            Chief Financial Officer

Date:  June 19, 1998